Exhibit 99.8

THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“Sutton Funding LLC”). The review included a total of 65 originated residential mortgage loans, in connection with the securitization identified as (“BARC 2023-NQM3”) (the “Securitization”). The review began on November, 2021 and concluded on August, 2023.

Property Review

MaxDiligence performed a “Property Review,” which included the following:

1.	Property Review

a.	The review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. The review will include verifying the appraisal report:
b.	On the appropriate GSE form:
i.	All elements of appraisal are present
ii.	Ensure all applicable Loan documents match appraisal information
iii.	Property is acceptable collateral for Loan program
iv.	Completed by an appraiser that was actively licensed to perform the valuation
v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender
vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known, to the original report are documented and dated completed and dated within the guideline’s restrictions,
vii.	The original appraisal is ‘As is' or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file but notes a variance above 10% or an inconclusive value, Maxwell will recommend a BPO or field review be ordered.

ix.	With regard to the use of comparable properties, Maxwell’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
x.	Other aspects of Maxwell’s review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.
c.	If more than one valuation was provided, Maxwell will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Maxwell will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Maxwell’s review result in a variance of more than 10% then the client will be notified of such variance.
d.	Maxwell will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Maxwell will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.
e.	In addition, Maxwell will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

MaxDiligence performed a “Compliance Review” below, which is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”).

With regard to TRID testing, MaxDiligence implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. MaxDiligence worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While MaxDiligence continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

1.	Loan Estimates (“LEs”)
a.	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to Maxwell
b.	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.
c.	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.
d.	Confirm initial LE was delivered within three (3) Business Days from the application date, and at least seven (7) Business Days prior to the consummation date.
e.	Confirm revised LE was delivered within three (3) Business Days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) Business Days prior to the consummation date.
f.	Confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations

2.	Closing Disclosures (“CDs”)
a.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to Maxwell.
b.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.
c.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) Business Days prior to the consummation date. With respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

3.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

Rescission

a.	Failure to provide the right of rescission notice;
b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
c.	errors in the right of rescission notice;
d.	failure to provide the correct form of right of rescission notice;
e.	failure to provide the three (3) Business Day rescission period; and
f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

4.	Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.

5.	Subsequent Changes. Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”), and iii) with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

6.	Loan Toolkit (§1026.19):

a.	Confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
b.	Confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) Business Days after receipt of application.

7.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):
i.	Points and fees threshold test;
ii.	APR threshold test;
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

b.	Higher-priced Mortgage Loan (§1026.35):
i.	APR threshold test; and
ii.	Compliance with the escrow account and appraisal requirements.

c.	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii.	Review relevant document to determine if there was dual compensation; and
iii.	Review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
•	Note: Where available, Maxwell reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, Maxwell’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

d.	Homeownership counseling (§1026.36):
i.	Determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

e.	Mandatory Arbitration Clauses (§1026.36):
i.	Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

f.	Prohibition on Financing Credit Insurance (§1026.36):
i.	Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.

g.	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii.	Verify the data against the NMLSR database, as available.

8.	RESPA:

a.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i.	Confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) Business Days of application;
iii.	Confirm the presence of the Your Home Loan Toolkit/Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv.	Confirm the Your Home Loan Toolkit /Special Information Booklet was provided within three (3) Business Days of application;
v.	Confirm the presence of the CHARM booklet when applicable;
vi.	Confirm that the CHARM booklet was issued within three (3) Business Days of application;
vii.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
viii.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) Business Days of application;
ix.	Confirm the Affiliated Business Arrangement Disclosure is executed;
x.	Confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

xi.	Confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) Business Days of application; and
xii.	Confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

9.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i.	Timing and content of the right to receive copy of appraisal disclosure;
ii.	Charging of a fee for a copy of the appraisal or other written valuation;
iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and

b.	iv) With respect to a borrower that has waived the three (3) Business Day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) Business Days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

10.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions.

11.	Exclusions. Maxwell will not test:

a.	Loan types that are excluded from compliance with TRID:
b.	Technical formatting of disclosures.
c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued
e.	Whether any fee is a “bona fide” fee for third-party services
f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

Data Discrepancy

As part of the Credit, Valuation and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
InterestOnlyFlag	9	52	17.31%
PropertyType	1	30	3.33%
Term	1	13	7.69%
LoanAmount	1	13	7.69%
CLTV	1	30	3.33%
Occupancy	1	6	16.67%
InterestRate	2	60	3.33%
PropertyZipCode	1	62	1.61%
OriginatorDSCR	1	6	16.67%
LoanProgram	1	44	2.27%
MINNo	9	37	24.32%
InitialMonthlyPIOrIOPayment	1	54	1.85%
PrepaymentPenaltyFlag	4	10	40%
ULI	1	5	20%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 66.15% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans
A	43	66.15%
B	22	33.85%
C	0	0.0%
D	0	0.0%
Total	65	100.0%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans
A	45	69.23%
B	20	30.77%
C	0	0.0%
D	0	0.0%
Total	65	100.0%

Valuation Grade Summary
Event Grade	Loan Count	Percent of Loans
A	63	96.92%
B	2	3.08%
C	0	0.0%
D	0	0.0%
Total	65	100.0%

Compliance Grade Summary
Event Grade	Loan Count	Percent of Loans
A	65	100.0%
B	0	0.0%
C	0	0.0%
D	0	0.0%
Total	65	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “A”, and a Valuation Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Approval/Underwriting Summary Not Provided	1
		Assets - Insufficient Cash to Close	2
		Assets - LOE Missing	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Bwr1 Income - Business Bank Statements Less than 12 Months	1
		Flood Certificate Missing	2
		Gift Letter - Missing	1
		Gift Letter - No Evidence for Transfer of Funds	1
		Hazard Insurance Policy is Missing	1
		Liabilities - Not Verified	1
		Liabilities - REO	1
		Missing Gap credit report within 10 days of close	3
		Missing Lease Agreement	1
		No Credit Findings	30
		Program Parameters - Guidelines Conformity	1
		Property Title Issue	1
		Purchase Contract - Addendum Missing	4
		Title - Insufficient Insurance Coverage	1
		Title Commitment - Time on title	1
		Title Coverage is Less than Subject Lien(s) Total	1
		Title Document Missing	3
		Total Credit Grade (A) Exceptions	59

Credit	B	Audited FICO is less than Guideline FICO	1
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Audited LTV Exceeds Guideline LTV	4
		Credit Profile - Insufficient Tradelines	1
		Housing History Does Not Meet Guideline Requirements	1
		Income - Guideline Requirements	2
		Program Parameters - Guidelines Conformity	5
		Program Parameters - Interested Party Contributions	1
		Program Parameters - Loan Amount Eligibility	1
		Program Parameters - Number of Financed Properties	1
		Program Parameters - Payment Shock	2
		Program Parameters - Seller Contributions	1
		Purchase Contract - Addendum Missing	1
		Total Credit Grade (B) Exceptions	22
Property	A	Missing Doc - 3rd Party Valuation Product/Missing	3
		Value - Value is supported within 10% of original appraisal amount	62
		Total Property Grade (A) Exceptions	65
Property	B	Property Issue - Ineligible Property	1
		Property Issue - Property Size	1
		Total Property Grade (B) Exceptions	2

Compliance	A	Charges That Cannot Increase Test	3
		Charges That In Total Cannot Increase More Than 10% Test	1
		Consummation or Reimbursement Date Validation Test	2
		Final CD: Calculating Cash to Close Adj. and Other Credits discrepancy	1
		Final CD: Closing Cost Detail fee(s) not disclosed in the proper section based on ability to shop	1
		Final CD: Loan Disclosures Assumption Negative Amortization incomplete or inaccurate	1
		Final Settlement Statement Missing.	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Lender Credits That Cannot Decrease Test	1
		Missing Doc - Affiliated Business Disclosure/Missing	1
		Missing Doc - Homeownership Counseling Disclosure/Missing	1
		Missing evidence of rate lock	2
		Missing HUD-1 Closing Statement	4
		Missing Service Provider List	1
		No Compliance Findings	50
		Reimbursement Amount Validation Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		TRID "Section A. Origination Charges" Validation Test	1
		TRID: Closing Disclosure Deficiency	3
		TRID: Initial Loan Estimate not provided within 3 days of application	1
		TRID: Missing Initial Closing Disclosure	4
		TRID: Missing Loan Estimate	2
		WA Prohibited Lender Fees Test	1
		Written List of Service Providers Disclosure Date Test	1
		Total Compliance (A) Exceptions	87

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Property Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.